UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2005


                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

            New York                      0-14983                 11-2653613
 ----------------------------    ------------------------    -------------------
 (State or Other Jurisdiction    (Commission file Number)       (IRS Employer
      of  Incorporation)                                     Identification No.)


4 Manhattanville Road, Purchase, New York                            10577
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 7, 2005, Robert E. Pollack resigned as a Director of the Company and as a member of the Compensation Committee of the Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            Nutrition 21, Inc.
                                            (Registrant)


Date:  April 11, 2005                       By: /s/ Gail Montgomery
                                                -------------------
                                                Gail Montgomery
                                                President & CEO